SkyBridge G II Fund, LLC

Schedule of Investments

December 31, 2019 (Unaudited)

	First Acquisition Date	Cost	Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡

Directional Macro
Kirkoswald Global Macro Fund Ltd - b	10/1/2019	$2,100,000	$2,124,198	1.71%

Total Directional Macro		2,100,000	2,124,198	1.71

Event Driven
400 Capital Credit Opportunities Fund LP - a,c	11/01/2014	3,750,001	5,473,974	4.41
400 Capital Credit Opportunities Fund Ltd. - a,c	07/01/2019	4,760,000	4,973,776	4.00
AG Mortgage Value Partners, L.P. - a,c	10/01/2018	9,640,000	10,433,594	8.40
Axonic Credit Opportunities Fund L.P. - c	01/01/2014	3,558,296	3,861,477	3.11
Axonic Credit Opportunities Overseas Fund, Ltd. - c	01/01/2016	536,820	740,578	0.60
Axonic Special Opportunities SBL Master Fund, LP - c,d	05/01/2019	5,485,000	5,762,094	4.64
Bayview Liquid Credit Strategies Offshore, L.P. - a,c	09/01/2017	6,764,761	7,553,890	6.08
CQS ABS Feeder Fund Ltd - c	04/01/2019	600,000	635,398	0.51
Galton Mortgage Strategies Offshore Fund, Ltd. - a,c	03/01/2019	1,650,000	1,802,226	1.45
Galton Mortgage Strategies Onshore Fund, L.P. - a,c	07/01/2018	7,698,000	8,523,631	6.86
Marathon Securitized Credit Fund, Ltd. - a,c	01/01/2014	6,491,369	7,982,288	6.43
Medalist Partners Harvest Fund Ltd - c	07/01/2017	1,950,000	2,478,354	2.00
Medalist Partners Harvest Fund, LP - c	08/01/2016	3,924,506	4,552,558	3.67
Mudrick Distressed Opportunity Fund, L.P. - c,d	09/01/2019	1,250,000	1,169,411	0.94
Prophet Opportunity Partners LP - c	04/01/2016	1,326,913	1,227,595	0.99
Sand Grove Opportunities Fund Ltd - a,c	07/01/2017	1,333,333	1,520,433	1.22
Seer Capital Partners Fund L.P. - c	01/01/2014	2,668,053	3,588,228	2.89
Seer Capital Partners Offshore Fund Ltd. - c	04/01/2016	744,019	1,088,838	0.88
Solus LLC - Class L Band 2Y - d,e	04/01/2019	255,893	266,009	0.21
Third Point Partners Qualified LP - c	04/01/2017	946,910	1,048,257	0.84
Waterfall Eden Fund Ltd. - a,c	04/01/2019	800,000	834,649	0.67
Waterfall Eden Fund, L.P. - a,c	01/01/2014	3,603,932	4,424,916	3.56

Total Event Driven		69,737,806	79,942,174	64.36

Relative Value
Context Partners Fund, L.P. - c	02/01/2019	600,000	616,629	0.50
EJF Debt Opportunities Fund, L.P. - c	01/01/2014	2,470,037	3,850,640	3.10
EJF Debt Opportunities Offshore Fund, Ltd. - c	01/01/2017	4,857,062	5,647,084	4.55
Galton Agency MBS Offshore Fund, Ltd. - a,b	02/01/2019	3,650,000	3,961,195	3.19
Hildene Opportunities Fund II, L.P. - a,c	04/01/2017	2,250,000	2,726,145	2.19
Hildene Opportunities Fund, L.P. - a,c	01/01/2017	4,562,780	6,536,630	5.26
Hildene Opportunities Offshore Fund II, Ltd. - a,c	10/01/2017	1,425,000	1,593,802	1.28

SkyBridge G II Fund, LLC

Schedule of Investments (continued)

December 31, 2019 (Unaudited)

	First Acquisition Date	Cost		Fair Value	% of Shareholders’ Capital
Investments in Investment Funds - ‡ (continued)

Relative Value (continued)
Linden Investors LP - a,c	01/01/2015	7,344,599		8,062,237	6.49
Metacapital Mortgage Opportunities Fund, L.P. Class B - a,c	01/01/2014	476,250		664,696	0.53
Millennium International, Ltd. - a,c	08/01/2015	554,923		715,655	0.58
Parallax Fund LP - c	05/01/2016	1,279,968		1,322,738	1.06
Shoals Financials Opportunity Fund, LP - a,c	10/01/2018	1,700,000		1,534,916	1.24
Tempo Volatility Fund LLC - b	05/01/2016	1,220,907		1,315,687	1.06

Total Relative Value		32,391,526		38,548,054	31.03

Total Investments in Investment Funds - *		$104,229,332	†	$120,614,426	97.10

Investments in Securities

Common Stocks
SPDR S&P500 ETF Trust (10,000 Shares)	12/31/2019	3,209,819		3,218,600	2.59

Total Investments in Securities		$3,209,819	†	$3,218,600	2.59

Investments in Derivative Contracts

Equity Call Options
SPX Call Strike @33.40 Exp 3/20/2020 (55 Contracts)	12/23/2019	151,636		136,400	0.11
SPX Call Strike @33.50 Exp 3/20/2020 (57 Contracts)	12/30/2019	130,581		123,690	0.10
SPX Call Strike @33.65 Exp 3/20/2020 (16 Contracts)	12/27/2019	36,029		28,320	0.02

Total Investments in Derivative Contracts		$318,246	†	$288,410	0.23

Other Assets, less Liabilities				100,092	0.08

Shareholders’ Capital				$124,221,528	100.00%

Note: Investments in underlying Investment Funds are categorized by investment strategy.

a	Subject to gated redemptions.
b	Redemptions permitted monthly.
c	Redemptions permitted quarterly.
d	Subject to a current lock-up on liquidity provisions on a greater than quarterly basis.
e	Redemptions permitted semi-annually.
‡	The Company’s Investments in Investment Funds are exempt from registration under the Securities Act of 1933, as amended, and contain restrictions on resale and cannot be sold publicly.
*	All Investments in Investment Funds are non-income producing.
†	The cost and unrealized appreciation/(depreciation) of investments as of December 31, 2019, as computed for federal tax purposes, were as follows:

Aggregate cost	$117,189,639

Gross unrealized appreciation	$7,306,624
Gross unrealized depreciation	(374,827)

Net unrealized appreciation	$6,931,797

SkyBridge G II Fund, LLC

Notes to Schedule of Investments

December 31, 2019 (Unaudited)

1.     Fair Value Disclosures

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), SkyBridge G II Fund, LLC (the “Company”) discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of fair value as listed below.

Level 1- Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date;

Level 2- Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3- Inputs that are unobservable.

The notion of unobservable inputs is intended to allow for situations in which there is little, if any, market activity for the asset or liability at the measurement date. Under Level 3, the owner of an asset must determine valuation based on their own assumptions about what market participants would take into account in determining the fair value of the asset, using the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

The following is a summary of the Company’s assets measured at fair value as of December 31, 2019, by Accounting Standards Codification (“ASC”) 820 fair value hierarchy levels:

Description	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments Measured at Net Asset Value	Total Fair Value at December 31, 2019

Investments in Securities	$3,218,600	$—	$—	$—	$3,218,600

Investments in Investment Funds	$—	$—	$—	$120,614,426	$120,614,426

Investments in Derivative Contracts	$288,410	$—	$—	$—	$288,410

The Company’s investments in Investment Funds carried at fair value in the amount of $120,614,426 have not been categorized in the fair value hierarchy, as the Company has adopted Accounting Standards Update (“ASU”) No. 2015-07 (“ASU 2015-07”), Fair Value Measurement (Topic 820): Disclosure for Investments in Certain Entities that Calculate NAV per Share (or Its Equivalent). The

SkyBridge G II Fund, LLC

Notes to Schedule of Investments (continued)

December 31, 2019 (Unaudited)

ASU 2015-07 amendments remove the previous requirement to categorize all investments for which fair value is measured using the NAV per share practical expedient. The amendments also remove the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The amendments apply to reporting entities that elect to measure the fair value of an investment through the NAV per share (or its equivalent) practical expedient (common practice for investment companies including the Company).

In August 2018, the FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820): Changes to the Disclosure Requirements for Fair Value Measurement” (ASU 2018-13). ASU 2018-13 eliminates the requirement to disclose (i) transfers between Level 1 and Level 2 of the fair value hierarchy, (ii) the policy for timing of transfers between levels and (iii) valuation processes and changes in unrealized gains/losses for Level 3 fair value measurements. The ASU also modifies existing disclosure requirements for the rollforward of Level 3 fair value measurement as well as disclosures of the timing of liquidating distributions from Portfolio Investments. The ASU 2018-13 is effective for annual reporting periods beginning after December 15, 2019, and early adoption is permitted. As permitted, the Company has elected to adopt ASU 2018-13 beginning with its March 31, 2019 financial statements. The adoption of ASU 2018-13 did not affect the Company’s financial condition, results of operations or cash flows.

The following is a summary of the investment strategies, their liquidity and redemption notice periods and any restrictions on the liquidity provisions of the investments in Investment Funds held by the Company as of December 31, 2019 and measured at fair value using the NAV per share practical expedient. Investment Funds with no current redemption restrictions may be subject to future gates, lock-up provisions or other restrictions, in accordance with their offering documents which would be considered in fair value measurement and disclosure.

Directional Macro strategies require well developed risk management procedures due to the frequent employment of leverage. Investment managers may trade futures, options on future contracts and foreign exchange contracts and may trade in diversified markets or focus on one market sector. Two types of strategies employed by directional macro managers are discretionary and systematic trading. Discretionary trading strategies seek to dynamically allocate capital to relatively short-term trading opportunities around the world. Directional strategies (seeking to participate in rising and declining markets when the trend appears strong and justified by fundamentals) and relative value approaches (establishing long positions in undervalued instruments and short positions in related instruments believed to be over valued) or in “spread” positions in an attempt to capture changes in the relationships between instruments. Systematic trading strategies generally rely on computerized trading systems or models to identify and capitalize on trends in financial and commodity markets. This systematic approach allows investment managers to seek to take advantage of price patterns in very large number of markets. The trading models may be focused on technical or fundamental factors or combination of factors. 100 percent of the Investment Funds in this strategy have monthly liquidity, subject to a 60 day notice period.

Event Driven strategies involve investing in opportunities created by significant transactional events such as spin-offs, mergers and acquisitions, bankruptcies, recapitalizations and share buybacks. Event driven strategies include “merger arbitrage” and “distressed securities”. Generally, the

SkyBridge G II Fund, LLC

Notes to Schedule of Investments (continued)

December 31, 2019 (Unaudited)

Investment Funds within this strategy have quarterly to semi-annual liquidity, subject to a 60 to 180 day notice period. Approximately 9 percent of Investment Funds in this strategy are subject to hard lock provisions to be lifted after 12 months to 24 months. Approximately 67 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 24 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

Relative Value strategies seek to take advantage of specific pricing anomalies, while also seeking to maintain minimal exposure to systematic market risk. This may be achieved by purchasing one security previously believed to be undervalued, while selling short another security perceived to be overvalued. Relative value arbitrage strategies include equity market neutral, statistical arbitrage, convertible arbitrage, and fixed income arbitrage. Some investment managers classified as multi-strategy relative value arbitrage use a combination of these substrategies. Generally, the Investment Funds within this strategy have monthly to quarterly liquidity, subject to a 30 to 90 day notice period. Approximately 67 percent of the Investment Funds in this strategy have gated redemptions, which are estimated to be lifted after 12 months. The remaining approximately 33 percent of the Investment Funds in this strategy can be redeemed with no restrictions as of the measurement date.

The Company follows the authoritative guidance under GAAP on determining fair value when the volume and level of activity for the asset or liability have significantly changed and identifying transactions that are not orderly. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly changed (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The guidance also provides a list of factors to determine whether there has been a significant change in relation to normal market activity. Regardless of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price.